ACQUISITION OF ASSETS OF

VIRTUS SEIX ULTRA-SHORT BOND FUND

a series of

Virtus Asset Trust

101 Munson Street

Greenfield, MA 01301-9683

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

Virtus Seix U.S. Government Securities Ultra-Short Bond Fund

a series of

Virtus Asset Trust

101 Munson Street

Greenfield, MA 01301-9683

(800) 243-1574

PROSPECTUS/INFORMATION STATEMENT

DATED JANUARY 29, 2024

This Prospectus/Information Statement is being furnished in connection with the reorganization of Virtus Seix Ultra-Short Bond Fund (“Acquired Fund”), a series of Virtus Asset Trust (the “Trust”), into Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (“Acquiring Fund”), another series of the Trust. This Prospectus/Information Statement is being mailed on or about February 2, 2024.

We are not asking you for a proxy and you are requested not to send us a proxy.

GENERAL

The Board of Trustees of the Trust has approved the reorganization of the Acquired Fund into the Acquiring Fund. The Acquired Fund and Acquiring Fund are sometimes referred to in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.”

In the reorganization, all of the assets of the Acquired Fund will be acquired by the Acquiring Fund in exchange for Class A and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (the “Reorganization”). Class A and Class I shares of the Acquiring Fund will be distributed to each shareholder in liquidation of the Acquired Fund, and the Acquired Fund will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of the Acquiring Fund which have an aggregate net asset value equal to the aggregate net asset value of your shares of the Acquired Fund.

Each of the Acquired Fund and the Acquiring Fund is a separate diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Acquired Fund is identical to that of the Acquiring Fund, as follows:

Fund	Investment Objective
Acquired Fund	Seeks to maximize current income consistent with capital preservation.

Acquiring Fund	Seeks to maximize current income consistent with capital preservation.

The investment strategies of the Funds are similar with respect to investing in short duration fixed income securities but differ in that the Acquiring Fund focuses on investments in U.S. government securities while the Acquired Fund does not. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets

(plus any borrowings for investment purposes) in short duration fixed income securities, which may include, but are not limited to, U.S. Treasury and agency securities, obligations of supranational entities and foreign governments, domestic and foreign-corporate debt obligations, taxable municipal debt securities and mortgage-backed and asset-backed securities. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short duration U.S. government securities of any credit quality, which may include, but are not limited to, U.S. Treasury securities, U.S. agency securities, U.S. agency mortgage-backed securities, repurchase agreements and other U.S. government securities. Both Funds normally expect to maintain an average effective duration between 3 months and 1 year.

The fundamental investment restrictions of the Acquired Fund are identical to that of the Acquiring Fund.

Virtus Fund Advisers, LLC (“VFA” or the “Adviser”) serves as the investment adviser for both Funds and Seix Investment Advisors (“Seix” or the “Subadviser”), an operating division of Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of VFA, serves as the investment subadviser for both Funds.

This Prospectus/Information Statement explains concisely the information about the Acquiring Fund that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about the Acquired Fund:	How to Obtain this Information:

Prospectus of the Trust relating to the Acquired Fund, dated April 28, 2023, as supplemented;

Statement of Additional Information of the Trust relating to Acquired Fund, dated April 28, 2023, as supplemented;

Annual Report of the Trust relating to the Acquired Fund for the year ended December 31, 2022; and

Semi-Annual Report of the Trust relating to the Acquired Fund for the period ended June 30, 2023.

Copies are available upon request and without charge if you: • Visit www.virtus.com on the Internet; or • Call Virtus Fund Services toll-free at (800) 243-1574.
Information about the Acquiring Fund:	How to Obtain this Information:

Prospectus of the Trust relating to the Acquiring Fund, dated April 28, 2023, as supplemented, which accompanies this Prospectus/Information Statement;

Statement of Additional Information of the Trust relating to the Acquiring Fund, dated April 28, 2023, as supplemented;

Annual Report of the Trust relating to the Acquiring Fund for the year ended December 31, 2022; and

Semi-Annual Report of the Trust relating to the Acquiring Fund for the period ended June 30, 2023.

Copies are available upon request and without charge if you: • Visit www.virtus.com on the Internet; or • Call Virtus Fund Services toll-free at (800) 243-1574.
Information about the Reorganization:	How to Obtain this Information:
Statement of Additional Information dated January 29, 2024, which relates to this Prospectus/Information Statement and the Reorganization.	Copies are available upon request and without charge if you: • Visit www.virtus.com on the Internet; or • Call Virtus Fund Services toll-free at (800) 243-1574.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the SEC’s Public Reference Room in Washington, D.C.

Information relating to the Acquired Fund is contained in the Prospectus of the Trust relating to the Acquired Fund, dated April 28, 2023 (SEC File No. 811-07705; 333-08045) and is incorporated by reference in this document. Information relating to the Acquiring Fund is contained in the Prospectus of the Trust relating to the Acquiring Fund, dated April 28, 2023 (SEC File No. 811-07705; 333-08045) and is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) The Statement of Additional Information dated January 29, 2024 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of the Trust relating to the Acquired Fund and the Acquiring Fund for the year ended December 31, 2022 and the six-month period ended June 30, 2023, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Fund:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

i

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statement of Additional Information relating to the Funds and the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Information Statement as Exhibit A.

Why is the Reorganization happening?

The Reorganization will allow shareholders of the Acquired Fund to own a fund that is substantially similar in style and with a greater amount of combined assets after the Reorganization. The Acquiring Fund has an identical investment objective and similar investment strategies and risks to those of the Acquired Fund, and each class of the Acquiring Fund will have a gross expense ratio and net expense ratio that is the same as or lower than those of the corresponding class of the Acquired Fund on a pro forma basis after the Reorganization. The Reorganization is expected to create better efficiencies for the portfolio management team, which will also benefit shareholders of the Acquired Fund.

What are the key features of the Reorganization?

The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

•	the transfer in-kind of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Class A and Class I shares of the Acquiring Fund;

•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

•	the liquidation of the Acquired Fund by distribution of Class A and Class I shares of the Acquiring Fund to the Acquired Fund’s shareholders; and

•	the structuring of the Reorganization in a manner intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is expected to be completed on or about March 15, 2024.

After the Reorganization, what shares will I own?

If you own Class A or Class I shares of the Acquired Fund, you will own Class A or Class I shares, respectively, of the Acquiring Fund. The new shares you receive will have the same net asset value as your shares of the Acquired Fund, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

It is anticipated that the Reorganization will result in better operating efficiencies. Upon the reorganization of the Acquired Fund into the Acquiring Fund, operating efficiencies may be achieved by the Acquiring Fund because it will have a greater level of assets. As of September 30, 2023, the Acquiring Fund’s net assets were approximately $301,899,201 and the Acquired Fund’s net assets were approximately $21,303,680. It is believed that a larger, combined fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale.

After the Reorganization, the value of your shares will depend on the performance of the Acquiring Fund rather than that of the Acquired Fund. The Board of Trustees of the Trust believes that the Reorganization will benefit both the Acquiring Fund and the Acquired Fund. The costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, are estimated to be $159,500 and will be paid by the Acquiring Fund and the Acquired Fund, allocated pro rata based on assets under management.

Like the Acquired Fund, the Acquiring Fund pays dividends from net investment income on a monthly basis and distributes net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A and Class I shares of the Acquiring Fund or distributed in cash, in accordance with your election.

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A and Class I shares, as applicable, of the Acquiring Fund in the same manner as you did for your shares of the Acquired Fund before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Funds’ investment objectives and principal investment strategies compare?

The investment objectives of the Acquired Fund and the Acquiring Fund are identical in that both Funds seek to maximize current income consistent with capital preservation. The investment objectives of both the Acquired Fund and the Acquiring Fund are non-fundamental, which means that each may be changed by vote of the Trustees and without shareholder approval, upon 60 days’ notice to shareholders. The investment strategies of the Funds are similar with respect to investing in short duration fixed income securities but differ in that the Acquiring Fund focuses on investments in U.S. government securities while the Acquired Fund does not. Specifically, the investment strategies of the Funds are similar with respect to investing in short duration fixed income securities but differ in that the Acquiring Fund focuses on investments in U.S. government securities while the Acquired Fund does not.

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short duration fixed income securities, which may include, but are not limited to, U.S. Treasury and agency securities, obligations of supranational entities and foreign governments, domestic and foreign-corporate debt obligations, taxable municipal debt securities and mortgage-backed and asset-backed securities. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short duration U.S. government securities of any credit quality, which may include, but are not limited to, U.S. Treasury securities, U.S. agency securities, U.S. agency mortgage-backed securities, repurchase agreements and other U.S. government securities. As a result of this difference, the selection of investments for the Acquired Fund involves an analysis of yield in light of credit risk and maturity, while selection of investments for the Acquiring Fund involves an analysis of yield in light of maturity. The strategies are otherwise similar. In particular, both Funds normally expect to maintain an average effective duration between 3 months and 1 year and may use derivatives to implement their investment strategies.

The Funds are subject to the same principal risks, except that the Acquired Fund is subject to the following additional principal risks associated with investing in short duration fixed income securities that are not U.S. government securities: “Foreign Investing Risk,” “Asset-Backed Securities Risk,” “High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk” and “Municipal Securities Risk.” For a discussion of the Funds’ principal risks, see the section entitled “Risks” below.

The following tables summarize a comparison of the Acquired Fund and the Acquiring Fund with respect to their investment objectives and principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to the Funds.

	Acquired Fund	Acquiring Fund
Investment Objective	Seeks to maximize current income consistent with capital preservation.	Seeks to maximize current income consistent with capital preservation.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short duration fixed income securities. These securities may include, but are not limited to, U.S. Treasury and agency securities, obligations of supranational entities and foreign governments, domestic and foreign-corporate debt obligations, taxable municipal debt securities and mortgage-backed and asset-backed securities. The fund’s investment in foreign issuers may at times be significant.

The fund normally expects to maintain an average effective duration between 3 months and 1 year. Individual purchases will generally be limited to investment-grade securities with an effective duration of less than 5 years. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.

In selecting investments for purchase and sale, the subadviser attempts to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity. The subadviser attempts to identify short duration securities that offer a comparably better return potential and yield than money market funds. The subadviser may retain securities if the rating of the security falls below investment grade and the subadviser deems retention of the security to be in the best interests of the fund. Such securities are sometimes referred to as “junk bonds.”

Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short duration U.S. government securities of any credit quality. These securities may include, but are not limited to, U.S. Treasury securities, U.S. agency securities, U.S. agency mortgage-backed securities, repurchase agreements and other U.S. government securities.

The fund expects to maintain an average effective duration between 3 months and 1 year. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years or days. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of 5 years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility. Individual purchases will generally be limited to securities with an effective duration of less than 5 years.

In selecting securities for purchase and sale, the subadviser attempts to maximize income by identifying securities that offer an acceptable yield for a given maturity. The fund may use U.S. Treasury securities futures as a vehicle to adjust duration and manage its interest rate exposure.

In addition, to implement its investment strategy, the fund may buy or sell derivative instruments (such as swaps, including credit default swaps, futures and options) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Depending on

Acquired Fund	Acquiring Fund

In addition, to implement its investment strategy, the fund may buy or sell, derivative instruments (such as swaps, including credit default swaps, futures and options) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as credit and interest rate risk. Depending on market conditions the fund’s investment strategies may result in high portfolio turnover.

market conditions the fund’s investment strategies may result in high portfolio turnover.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of the Funds.

The Funds and the Adviser have received shareholder approval to rely on an exemptive order from the SEC that permits the Adviser, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

Fundamental Investment Limitations

Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. A “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

With respect to both the Acquired Fund and the Acquiring Fund, each Fund may not:

(1)

With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2)

Purchase such securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

(3)

Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4)	Issue “senior securities” in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.

(5)

Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6)

Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7)

Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8)

Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

How do the Funds’ fees and expenses compare?

The Acquiring Fund offers three classes of shares (Class A, Class I and Class R6). The Acquired Fund offers two classes of shares (Class A and Class I). You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A and Class I shares of each of the Funds. The columns entitled “Acquiring Fund (Pro Forma)” show you what fees and expenses are estimated to be assuming the Reorganization takes place. Following consummation of the Reorganization, VFA has contractually agreed to limit the Acquiring Fund’s annual fund operating expenses so that such expenses do not exceed 0.65% for Class A shares and 0.40% for Class I shares through April 30, 2025.

The amounts for the Class A and Class I shares of the Acquiring Fund and Class A and Class I shares of the Acquired Fund, set forth in the following tables and in the examples, are based on the expenses for the annualized 6-month period ended June 30, 2023. The amounts for Class A and Class I shares of Acquiring Fund (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of the Acquiring Fund would have been for the annualized 6-month period ended June 30, 2023, assuming the Reorganization had taken place on January 1, 2023.

The Acquiring Fund also offers Class R6 shares, which are not participating in the Reorganization since the Acquired Fund does not offer Class R6 shares. Therefore, the Acquiring Fund’s Class R6 shares are not included in the tables below.

Shareholder Fees (fees paid directly from your investment)

	Acquired Fund Class A	Acquiring Fund Class A	Acquiring Fund (Pro Forma) Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund Class A		Acquiring Fund Class A		Acquiring Fund (Pro Forma) Class A
Management Fees	0.22%		0.20%		0.20%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.47%		0.25%		0.30%
Acquired Fund Fees and Expenses	None		None		None
Total Annual Fund Operating Expenses	0.94%		0.70%		0.75%
Less: Fee Waiver and/or Expense Reimbursement	(0.29	)%(a)	(0.04	)%(b)	(0.10	)%(c)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65	%(a)	0.66	%(b)	0.65	%(c)

Shareholder Fees (fees paid directly from your investment)

	Acquired Fund Class I	Acquiring Fund Class I	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund Class I		Acquiring Fund Class I		Acquiring Fund (Pro Forma) Class I
Management Fees	0.22%		0.20%		0.20%
Distribution and Shareholder Servicing (12b-1) Fees	None		None		None
Other Expenses	0.51%		0.34%		0.39%
Acquired Fund Fees and Expenses	None		None		None
Total Annual Fund Operating Expenses	0.73%		0.54%		0.59%
Less: Fee Waiver and/or Expense Reimbursement	(0.33	)%(a)	(0.13	)%(b)	(0.19	)%(c)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.40	%(a)	0.41	%(b)	0.40	%(c)

(a) The Acquired Fund’s investment adviser has contractually agreed to limit the Acquired Fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.65% for Class A Shares and 0.40% for Class I Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(b) The Acquiring Fund’s investment adviser has contractually agreed to limit the Acquiring Fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.66% for Class A Shares and 0.41% for Class I Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(c) Beginning February 23, 2024, the Acquiring Fund’s investment adviser has contractually agreed to limit the pro forma combined fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.65% for Class A Shares and 0.40% for Class I Shares through April 30, 2025. Prior to April 30, 2025, only the Acquiring Fund’s Board can modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five-and ten-year periods. The examples are intended to help you compare the cost of investing in the Funds and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. They show your costs if you sold your shares at the end of the period or continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

	Class A
	One Year	Three Years	Five Years	Ten Years
Acquired Fund	$66	$270	$490	$1,125
Acquiring Fund	$67	$221	$388	$872
Acquiring Fund (Pro Forma)	$66	$231	$409	$926

	Class I
	One Year	Three Years	Five Years	Ten Years
Acquired Fund	$41	$200	$373	$875
Acquiring Fund	$42	$161	$291	$670
Acquiring Fund (Pro Forma)	$41	$170	$310	$720

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 60% of the average value of its portfolio, while the Acquiring Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

How do the Funds’ performance records compare?

The following charts show how the shares of the Acquired Fund and the Acquiring Fund have performed in the past. The Class A shares of the Acquired Fund commenced operations on July 24, 2018, and the Class I shares commenced operations on April 15, 2002. The Class A shares of the Acquiring Fund commenced operations on July 24, 2018, and the Class I shares commenced operation on April 11, 2002. Past performance, before and after taxes, is not an indication of future results.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss year to year over a 10-year period (or since inception) for the Class I shares of the Acquired Fund and of the Acquiring Fund.

These charts should give you a general idea of the risks of investing in each Fund by showing how each Fund’s return has varied from year to year. These charts include the effects of fund expenses. Each Fund’s average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

Acquired Fund — Class I

Year-to-date performance (through December 31, 2023) is 6.39%.

Acquiring Fund — Class I

Year-to-date performance (through December 31, 2023) is 5.44%.

The next set of tables lists the average annual total return by share class of the Acquired Fund and the Acquiring Fund for the past one, five and ten years (through December 31, 2023). The after-tax returns shown are for Class I shares of the Acquired Fund and the Acquiring Fund; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with three broad-based securities market indexes and a composite benchmark that reflects the target allocation of the fund, a description of each of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2023)

Acquired Fund	1 Year	5 Years	10 Years	Since Inception Class A (7/24/2018)
Class I Shares
Return Before Taxes	6.39%	2.03%	1.56%	—
Return After Taxes on Distributions	4.48%	1.14%	0.86%	—
Return After Taxes on Distributions and Sale of Fund Shares	3.75%	1.17%	0.89%	—
Class A Shares
Return Before Taxes	6.13%	1.75%	—	1.70%
Bloomberg U.S. Treasury Bill 3-6 Month Index (reflects no deduction for fees, expenses or taxes)	5.15%	1.95%	1.32%	1.97%

Acquiring Fund	1 Year	5 Years	10 Years	Since Inception Class A (7/24/2018)	Since Inception Class R6 (8/1/2016)
Class I Shares
Return Before Taxes	5.44%	1.55%	1.23%	—	—
Return After Taxes on Distributions	3.57%	0.80%	0.62%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	3.19%	0.86%	0.67%	—	—
Class A Shares
Return Before Taxes	5.17%	1.29%	—	1.34%	—
Class R6 Shares
Return Before Taxes	5.59%	1.70%	—	—	1.64%
Bloomberg U.S. Treasury Bill 3-6 Month Index (reflects no deduction for fees, expenses or taxes)	5.15%	1.95%	1.32%	1.97%	1.71%

The Bloomberg U.S. Treasury Bill 3-6 Month Index measures the performance of U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return. For a detailed discussion of the manner of calculating total return, please see the Funds’ Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Who will be the Adviser and Subadvisers of my Fund after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?

Management of the Funds

The overall management of the Acquiring Fund and the Acquired Fund is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

Adviser

VFA is the investment adviser for the Funds and is responsible for managing each Fund’s investment program and for the general operations of the Funds, including oversight of the Funds’ Subadvisers and recommending their hiring, termination and replacement.

Facts about the Adviser:

•	The Adviser is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”).

•	The Adviser has approximately $8.1 billion in assets under management as of September 30, 2023.

•	The Adviser is located at One Financial Plaza, Hartford, CT 06103 and 3333 Piedmont Road, NE, Suite 1500 Atlanta, Georgia 30305.

Subadviser

The Funds’ subadviser is Seix, an operating division of VFIA, an affiliate of VFA. Pursuant to a separate Subadvisory Agreement with the Adviser, the Subadviser is responsible for the day-to-day management of the portion of the Funds’ portfolios allocated to it.

Facts about the Subadviser:

The Seix division of VFIA is a fundamental, credit driven fixed income boutique specializing in investment grade and high yield bond and leveraged loan management. Seix has employed its bottom-up, research-oriented approach to fixed income management for over 20 years. The entity that is now VFIA, the former portfolio management team of which now operates as the Seix division of VFIA, was established in 2008. Its predecessor, Seix Investment Advisors, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined the entity now known as Virtus Fund Advisers, LLC, as the institutional fixed income management division. As of September 30, 2023, the Seix division of VFIA had approximately $10.4 billion in assets under management.

Portfolio Management

Mr. Rieger and Mr. Troisi serve as portfolio managers for both the Acquired Fund and the Acquiring Fund.

Michael Rieger. Mr. Rieger joined Seix in 2007 and serves as Senior Portfolio Manager and Managing Director. He focuses on the securitized sector and is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has worked in investment management since 1986.

Perry Troisi. Mr. Troisi is a Senior Portfolio Manager and Head of Investment Grade — Corporate at Seix. He is responsible for the government, government-related, and securitized (residential mortgage-backed security/commercial mortgage-backed security/asset-backed security) asset classes. He is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has worked in investment management since 1986.

Additionally, Mr. Catoya and Mr. Yozzo also serve as portfolio advisers for the Acquiring Fund.

Carlos Catoya. Mr. Catoya joined Seix in 2001 and serves as Portfolio Manager for Credit, Managing Director and Head of High Grade Credit Research. He is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has worked in investment management since 1994.

Jonathan Yozzo. Mr. Yozzo joined Seix in 2000 and serves as Portfolio Manager for Credit, Managing Director and Head of Investment Grade Corporate Trading. He is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has worked in investment management since 1991.

Please refer to the Statement of Additional Information for additional information about the Acquiring Fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the Acquiring Fund.

Advisory Fees

For its management and supervision of the daily business affairs of the Acquiring Fund, the Adviser is entitled to receive a monthly fee that is accrued daily against the value of the Acquiring Fund’s net assets at the annual rate of 0.20%. This fee is also subject to breakpoint discounts at the following asset levels:

First $500 million = none — no discount from full fee

Next $500 million = 5% discount from full fee

Next $4 billion = 10% discount from full fee

Over $5 billion = 15% discount from full fee

Subadvisory Fees

The Adviser pays the Subadviser a subadvisory fee which is calculated on the Acquiring Fund’s average daily net assets at the rate of 50% of the net investment advisory fee.

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of Dechert LLP that, for U.S. federal income tax purposes, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result, for U.S. federal income tax purposes, no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of receiving shares of the Acquiring Fund in connection with the Reorganization. The holding period and aggregate tax basis of the shares of the Acquiring Fund that are received by the shareholders of the Acquired Fund will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholders, provided that such shares of the Acquired Fund are held as capital assets. In addition, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, and the holding period and tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as in the hands of the Acquired Fund immediately prior to the Reorganization. The Acquiring Fund will be the accounting survivor after the Reorganization occurs.

Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the shareholders of the Acquired Fund for U.S. federal income tax purposes.

Even if the Reorganization is a tax-free reorganization for federal income tax purposes, repositioning of a Fund’s portfolio in connection with the Reorganization may result in net realized capital gains, which may result in taxable distributions to shareholders of the Funds either before and/or after the date of the Reorganization.

RISKS

Are the risk factors for the Funds similar?

Yes. The Funds are subject to the same principal risks, except that the Acquired Fund is subject to the following additional principal risks: “Foreign Investing Risk,” “Asset-Backed Securities Risk,” “High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk” and “Municipal Securities Risk.” The risks of the Acquiring Fund are described in greater detail in that Fund’s Prospectus and Statement of Additional Information.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following disclosure highlights the primary risks associated with investment in each of the Funds.

Each Fund is subject to Credit Risk, Interest Rate Risk, Mortgage-Backed and Asset-Backed Securities Risk, Market Volatility Risk, Derivatives Risk, Income Risk, Portfolio Turnover Risk Prepayment/Call Risk, Redemption Risk, and U.S. Government Securities Risk.

•

Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

•	Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

•

Mortgage-Backed and Asset-Backed Securities Risk. Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the fund.

•

Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

•

Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

•

Income Risk. Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

•

Portfolio Turnover Risk. The fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

•

Prepayment/Call Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

•

Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

•

U.S. Government Securities Risk. U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Applicable only to the Acquired Fund:

•

Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

•

High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk. There is a greater risk of issuer default, less liquidity, and increased price volatility related to high-yield/high-risk securities than investment grade securities.

•	Municipal Securities Risk. Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the fund to decrease in value, perhaps significantly.

•

Unrated Fixed Income Securities Risk. If the subadviser is unable to accurately assess the quality of an unrated fixed income security, the fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.

Please refer to each Fund’s Prospectus and Statement of Additional Information for more information on risks.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization will allow shareholders of the Acquired Fund to own a fund that is similar in style, and with a greater amount of assets. The Reorganization could create better efficiencies for the portfolio management team.

At a Board meeting held on November 1, 2023, all of the Trustees of the Trust on behalf of the Acquired Fund, including the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the 1940 Act (the “Disinterested Trustees”), considered and approved the Reorganization as set forth in the Plan. They determined that the Reorganization was in the best interests of the Acquired Fund and its shareholders, and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information provided with respect to the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that the Acquiring Fund has identical investment objectives and similar investment strategies as the Acquired Fund. They further noted that each class of the Acquiring Fund will have a gross expense ratio and net expense ratio that is the same as or lower than those of the corresponding class of the Acquired Fund on a pro forma basis after the Reorganization.

The Trustees considered the relative asset size of each Fund, including the benefits of investing in a fund with a higher combined level of assets for current shareholders of the Acquired Fund.

In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•

the fact that the Acquired Fund and the Acquiring Fund have identical investment objectives and similar principal investment strategies, and the Board desired to reduce redundancies in having two funds that were substantially similar operating as separate series;

•	the performance history of the Acquired Fund and the Acquiring Fund;

•	the fact that the Funds will share the expenses incurred in connection with the Reorganization pro rata based on assets under management;

•	the benefits to shareholders, including from operating efficiencies, which may be achieved from combining the Funds;

•	the fact that the Acquiring Fund will assume all of the liabilities of the Acquired Fund;

•	the fact that the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes; and

•	alternatives available to shareholders of the Acquired Fund, including the ability to redeem their shares.

During their consideration of the Reorganization, the Disinterested Trustees consulted with their independent legal counsel, as appropriate.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of the Acquired Fund and its shareholders. Consequently, they unanimously approved the Plan.

The Trustees of the Trust have also approved the Plan on behalf of the Acquiring Fund, after concluding that the proposed Reorganization would be in the best interests of the Acquiring Fund and its shareholders.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Information Statement).

The reorganization of the Acquired Fund with and into the Acquiring Fund is not subject to shareholder approval. The Plan provides that all of the assets of the Acquired Fund will be acquired by the Acquiring Fund in exchange for Class A and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on or about February 23, 2024, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, the Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations.

At or prior to the Closing Date, the Acquired Fund will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) substantially all of its investment company taxable income and realized net capital gain, if any, for the final taxable year ending with the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The number of full and fractional shares of each class of the Acquiring Fund to be received by the shareholders of the Acquired Fund will be determined by dividing the value of the net assets of the Acquired Fund by the net asset value of a share of the Acquiring Fund. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by adding the values of all securities and other assets of the fund; subtracting liabilities; and dividing the result by the total number of outstanding shares of that class.

Virtus Fund Services, LLC (“VFS”), the administrator for both Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Acquiring Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

Immediately after the transfer of its assets to the Acquiring Fund, the Acquired Fund will liquidate and distribute pro rata to its shareholders as of the close of business on the Closing Date the full and fractional shares of the Acquiring Fund received by the Acquired Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund’s shareholders on the share records of the Acquiring Fund or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to the Acquired Fund’s shareholders. All issued and outstanding shares of the Acquired Fund will be canceled. After these distributions and the winding up of its affairs, the Acquired Fund will be terminated as a series of the Trust.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including accuracy of various representations and warranties, and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of the Funds; (b) by either the Acquiring Fund or the Acquired Fund if the Reorganization has not occurred on or before August 23, 2024, unless such date is extended by mutual agreement of the Acquiring Fund and the Acquired Fund; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

If the Reorganization is not consummated, then the officers of the Funds, or an affiliate, shall, based on the reasons for not consummating the transaction, agree on a reasonable allocation of expenses. For example, if the Adviser were to determine not to consummate the Reorganization, the Adviser could be responsible for the expenses.

If the Reorganization is not consummated, the Trustees of the Trust will consider other possible courses of action in the best interests of the Acquired Fund and its shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that, for U.S. federal income tax purposes and based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Code, and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result:

1.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

2.

No gain or loss will be recognized by the Acquired Fund on the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund’s shares to the Acquired Fund’s shareholders in exchange for their shares of the Acquired Fund, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

3.	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund in liquidation of the Acquired Fund;

4.

The aggregate tax basis of the shares of the Acquiring Fund received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of the Acquiring Fund received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder (provided that the shares of the Acquired Fund are held as capital assets on the date of the Reorganization); and

5.

The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the Acquiring Fund will include the period during which the assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund asset).

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

As of December 31, 2022, the Acquired Fund had a short term capital loss carryforward of approximately $729,000 and a long term capital loss carryforward of $170,000, and the Acquiring Fund had a short term capital loss carryforward of approximately $8,354,000 and no long term capital loss carryforward. After the Reorganization, the

Acquiring Fund’s ability to use each Fund’s pre-Reorganization losses to offset income or gain realized by the Acquiring Fund may be limited under the loss limitation rules of Sections 382, 383 and 384 of the Code. A Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Further, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a Fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganization not occurred.

The capital loss carryforwards of the Acquired Fund are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Acquiring Fund can use the Acquired Fund’s capital loss carryforwards to offset future realized capital gains, if any, to the extent permitted by the Code.

The Acquired Fund’s tax year is expected to end as a result of the Reorganization. The Acquired Fund generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Reorganization, in order to maintain its treatment as a regulated investment company under Subchapter M of the Code during its tax year ending with the date of the Reorganization and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Shareholders of the Acquired Fund should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Pro Forma Capitalization

The following table sets forth the capitalization of the Funds as of September 30, 2023, and the capitalization of the Acquiring Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.0028 Class A shares and 1.0022 Class I shares of the Acquiring Fund for each Class A and Class I share, respectively, of the Acquired Fund.

Capitalization of the Acquired Fund, the Acquiring Fund and the Acquiring Fund (Pro Forma)

	Acquired Fund	Acquiring Fund	Adjustments		Acquiring Fund (Pro Forma) After Reorganization
Net Assets (in 000s)
Class A	$4,231	$14,438	$(9	)(a)	$18,660
Class I	$17,073	$242,522	$(128	)(a)	$259,467
Class R6	—	$44,939	$(22)		$44,917
Total Net Assets	$21,304	$301,899	$(159)		$323,044

Net Asset Value Per Share
Class A	$9.80	$9.77	—		$9.77
Class I	$9.79	$9.77	—		$9.77
Class R6	—	$9.78	—		$9.78
Shares Outstanding (in 000s)
Class A	432	1,478	1	(b)	1,911
Class I	1,744	24,822	4	(b)	26,570
Class R6	—	4,593	—		4,593
Total Shares Outstanding	2,176	30,893	5		33,074

(a)	Reflects Reorganization costs to be borne by the Funds.

(b)

Reflects change in shares outstanding due to the increase of Class A and Class I shares of the Acquiring Fund in exchange for Class A and Class I shares, respectively, of the Acquired Fund at the respective exchange ratio shown above the table based on the net asset value of the Acquiring Fund’s Class A and Class I shares, respectively, at September 30, 2023.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

VP Distributors, LLC (“VP Distributors” or the “Distributor”), an affiliate of Virtus Investment Partners, Inc. and VFA, serves as the principal underwriter of the Funds’ shares. VP Distributors distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Each class of shares of the Funds has a separate distribution arrangement and bears its own distribution expenses, if any.

What are the classes of the Acquiring Fund and how do they differ?

In the Reorganization, shareholders of the Acquired Fund owning Class A and Class I shares will receive Class A and Class I shares, respectively, of the Acquiring Fund. Class A shares of the Acquiring Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act that authorizes Class A shares of the Acquiring Fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. Because distribution and service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares. Shareholders do not pay any sales charge on purchases of Class A shares of the Funds. There is no contingent deferred sales charge (“CDSC”) or finder’s fee applicable to the Funds (except to the extent an exchange into a Fund triggers a CDSC on the shares being exchanged for the Fund shares, as discussed below).

Class I Shares. Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the funds’ distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. If you transact in Class I Shares through a financial intermediary, your financial intermediary may charge you a fee outside of the fund, such as brokerage commission or an investment advisory fee.

Class R6 Shares. Class R6 Shares are available only to certain employer-sponsored retirement plans, including profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, plans described in Section 401(k), 403(b) and 457 of the Internal Revenue Code, banks and trust companies, insurance companies, registered investment companies and financial intermediaries utilizing fund shares in fee-based advisory programs, where plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 Shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open-and closed-end funds, directors, officers and employees of

Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the transfer agent or in an eligible account. Class R6 Shares are not available to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or Simple IRAs. Individual shareholders who purchase Class R6 Shares through retirement platforms or other intermediaries are not eligible to hold Class R6 Shares outside of their respective plan or intermediary platform. If you are eligible to purchase and do purchase Class R6 Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class R6 Shares.

You should consult your financial intermediary regarding the different share classes available to you, how their fees and expenses differ, and whether the fees charged by your financial intermediary differ depending upon which share class you choose.

In connection with the Reorganization, no sales charges are imposed. More detailed descriptions of the Class A and Class I shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to the Acquiring Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see “Your Account” and “How to Buy Shares” in the Funds’ Prospectuses. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any applicable CDSC, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in the Funds’ Prospectuses. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200 as a result of redemption activity, subject to written notice within 60 days. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

Shareholders of each Fund generally may exchange their shares for shares of a corresponding class of shares of other affiliated Virtus Mutual Funds (e.g., Class A shares for Class A shares). Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Class A shares of the Acquired Fund and Acquiring Fund are exchangeable at net asset value plus the applicable sales charge of the Class A shares into which shares are exchanged. However, exchanges into the Funds may be subject to a CDSC in the event that a finder’s fee was paid on the shares being exchanged. In the event that a shareholder is charged such a CDSC and later exchanges those shares for shares of another Virtus Mutual Fund, the shares of that Virtus Mutual Fund will not be subject to a sales charge or finder’s fee.

Financial intermediaries are permitted to initiate exchanges from one class of a Fund into another class of the same Fund if, among other things, the financial intermediary agrees to follow procedures established by the

Fund, VP Distributors or VFS, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the Fund, VP Distributors or VFS. The Fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the Fund or its agent to process the transaction as a liquidation and purchase, at the same closing net asset value. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of a Fund through accounts established directly with VFS (i.e., not established with a financial intermediary who deals with VFS exclusively on the investor’s behalf) may be permitted to exchange shares of one class of the fund into another class of the same fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the fund or VFS.

Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary (if applicable) and the shareholder’s tax professional regarding the treatment of any specific exchange.

Additional information concerning the Funds’ exchange privileges is contained in the Funds’ Prospectuses.

Dividend Policy

The Funds distribute net investment income monthly. Both Funds distribute net realized capital gains, if any, at least annually.

All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectuses for further information concerning dividends and distributions.

Each Fund has qualified, and the Acquiring Fund intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any U.S. federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

The Acquired Fund and the Acquiring Fund are separate series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Delaware statutory trust. The Trust is governed by its Declaration of Trust and By-Laws, Board of Trustees, Delaware law, and U.S. federal law. The Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust currently consist of the Acquired Fund, the Acquiring Fund and fourteen other mutual funds of various asset classes.

Capitalization

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest of one or more series, with or without par value. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees and other class-specific expenses. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust’s Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of a Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

The Trust, on behalf of the Acquired Fund and the Acquiring Fund, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, 33 1/3% of the eligible votes constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the eligible votes voted is sufficient to act on a matter and a plurality of the eligible votes is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

A Trustee of the Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Trust’s Declaration of Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The Trust’s Declaration of Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) cause the Trust or any series to merge or consolidate with or into, or sell substantially all of its assets to, one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation), (2) cause the shares (or any portion thereof) to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (3) cause the Trust to reorganize under the laws of any state or other political subdivision of the United States, if such action is determined by the Trustees to be in the best interests of the Trust.

Under certain circumstances, the Trustees of the Trust may also terminate the Trust, a series, or a class of shares, upon written notice to the shareholders.

Liquidation

In the event of the liquidation of the Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Trust’s Declaration of Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of the Trust, each Trustee of the Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to the Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. The Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay the Trust, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of the Trust, and Delaware and U.S. federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware and U.S. federal law, as applicable law, directly for more complete information.

Shareholder Information

As of October 31, 2023, the total number of shares of the Acquired Fund and the Acquiring Fund outstanding was as follows:

	Number of Shares
	Acquired Fund	Acquiring Fund
Class A	427,468.826	1,465,148.568
Class I	1,716,519.996	22,592,169.210
Class R6	—	4,460,588.630
Total	2,143,988.822	28,517,906.408

As of November 8, 2023, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Acquired Fund.

As of November 8, 2023, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Acquiring Fund.

Control Persons and Principal Holders of Securities

The beneficial owners or record owners of more than 5% of the shares of the Acquired Fund and the Acquiring Fund as of September 30, 2023, were as follows:

Acquired Fund

Control Persons
Name and Address	No. of Shares	% of Fund Shares of Portfolio Before Reorganization	% of Fund Shares of Portfolio After Reorganization
National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd. Jersey City, NJ 07310	803,454.168	36.79%	2.43%

*	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

Principal Shareholders
Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399	A	134,436.605	31.02%	14.45%
Raymond James* Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	A	801,889.58	18.88%	6.08%

Principal Shareholders
Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd. Jersey City, NJ 07310	I	803,454.168	45.91%	8.76%
Charles Schwab & Co. Inc.* Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	I	139,317,217	7.96%	0.53%
UBS WM USA* Special Custody A/C EXL Ben Customers of UBSFSI 1000 Harbord Blvd. Weehawken, NJ 07086	I	129,583.452	7.40%	9.19%
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399	I	125,097.612	7.15%	3.06%
Charles Schwab & Co. Inc.* Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	I	117,475.355	6.71%	59.45%
Robert Alan Rusbuldt Barbara Gail Rusbuldt JT Tenancy 6218 Ormandy Dr. Burke, VA 22015	I	99,003.860	5.66%	0.37%
Wells Fargo Clearing SVCS LLC* Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	I	91,202.274	5.21%	8.86%

*	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

Acquiring Fund

Control Persons
Name and Address	No. of Shares	% of Fund Shares of Portfolio Before Reorganization	% of Fund Shares of Portfolio After Reorganization
Charles Schwab & Co. Inc.* 211 Main Street San Francisco, CA 94105	15,678,296.570	50.64%	47.42%

*	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

Principal Shareholders
Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
RBC Capital Markets LLC* 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401	A	326,428.341	22.05%	17.08%
UBS WM USA* Special Custody A/C EXL Ben Customers of UBSFSI 1000 Harbord Blvd. Weehawken, NJ 07086	A	149,550.219	10.10%	7.83%
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399	A	141,220.141	9.54%	14.45%
UBS WM USA* Special Custody A/C EXL Ben Customers of UBSFSI 1000 Harbord Blvd. Weehawken, NJ 07086	I	22,585,176.35	9.29%	9.19%
Wells Fargo Clearing SVCS LLC* Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	I	22,115,346.91	9.10%	8.86%
Charles Schwab & Co. Inc.* Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	I	15,678,296.681	63.01%	59.54%
National Financial Services LLC* 499 Washington Blvd. Jersey City, NJ 07310	I	14,866,149.33	6.12%	8.76%

*	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust relating to the Acquired Fund, for the year ended December 31, 2022, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Semi-Annual Report of the Trust relating to the Acquired Fund, for the six months ended June 30, 2023, including the financial statements and financial highlights for the periods indicated therein, has also been incorporated by reference herein.

The Annual Report of the Trust relating to the Acquiring Fund, for the year ended December 31, 2022, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Semi-Annual Report of the Trust relating to the Acquiring Fund, for the six months ended June 30, 2023, including the financial statements and financial highlights for the periods indicated therein, has also been incorporated by reference herein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Jennifer S. Fromm, Esq., Vice President, Chief Legal Officer, Counsel and Secretary of the Trust.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and the SEC’s New York Regional office located at 3 World Financial Center, Suite 400, New York, New York 10281. Copies of any of these documents can be obtained without charge from the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of such materials can also be obtained at prescribed rates by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Room, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

January 29, 2024

EXHIBIT A — AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 2nd day of November, 2023, by and among Virtus Asset Trust (the “Trust”), a Delaware statutory trust, with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (the “Acquiring Fund”), a separate series of the Trust, and Virtus Seix Ultra-Short Bond Fund (the “Acquired Fund”), a separate series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

Schedule A shows the Acquiring Fund and its classes of shares of beneficial interest (“Acquiring Fund Shares”) and the Acquired Fund with its corresponding classes of shares of beneficial interest (“Acquired Fund Shares”). Throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the Acquiring Fund and each reference to Acquiring Fund Shares in connection with the Acquired Fund should be read to include each class of the Acquiring Fund that corresponds to the relevant class of the Acquired Fund as shown on Schedule A.

The Acquired Fund and the Acquiring Fund are separate series of the Trust, which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSACTION

1.1    Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares of each class equal in value to the net value of each corresponding class of the Acquired Fund outstanding on the date for closing of the

Reorganization, determined as set forth in paragraphs 2.1 and 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3    The Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4    Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6    Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1    The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the Trust’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund.

2.2    The net asset value of each class of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3    The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the respective class of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4    Virtus Fund Services, LLC (“VFS”) shall make all computations of value, in its capacity as administrator for the Trusts.

3.	CLOSING AND CLOSING DATE

3.1    The Closing Date shall be February 23, 2024, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of VFS, or at such other time and/or place as the parties may agree.

3.2    The Trust shall direct The Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3    The Trust shall direct VFS in its capacity as transfer agent for the Trust (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4    In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1    The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a)    The Acquired Fund is duly organized as a series of the Trust, which is a trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

(b)    The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)    The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)    On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)    The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)    All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)    Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)    The audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2022 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)    Since December, 2022, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)    On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)    All issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of each class of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)    The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2    The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)    The Acquiring Fund is duly organized as a series of the Trust, which is a trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its Trust Instrument to own all of its assets and to carry on its business as it is now being conducted;

(b)    The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)    The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)    The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)    Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g)    On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h)    The audited financial statements of the Acquiring Fund at December 31, 2022 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i)    Since December 31, 2022, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j)    On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)    For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l)    All issued and outstanding Acquiring Fund Shares of each class are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)    The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)    Acquiring Fund Shares of each class to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares of each class, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o)    The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED FUND

5.1    The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

5.2    If necessary, the Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3    The Acquired Fund covenants that the Acquiring Fund Shares of each class to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4    The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares of each class.

5.5    Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6    As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders of each class consisting of the Acquiring Fund Shares of the corresponding class received at the Closing.

5.7    The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8    The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

6.1    The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2    Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3    The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4    The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5    The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2    The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3    The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1    All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2    The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

8.3.    The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.4    The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5    The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the provisions of the Trust’s Trust Instrument, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund, may waive the conditions set forth in this paragraph 9.1;

9.2    On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by each Trust, on behalf of both the Acquiring Fund and the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5    The parties shall have received the opinion of Dechert LLP or such other legal counsel mutually agreed by the parties (“Special Tax Counsel”), addressed to each Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement should, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations Special Tax Counsel shall request of each Trust. Notwithstanding anything herein to the contrary, the Trusts may not waive the condition set forth in this paragraph 9.5.

10.	BROKERAGE FEES AND EXPENSES

10.1    Each Trust, on behalf of the Acquired Fund and the Acquiring Fund, as applicable, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2    The expenses relating to the proposed Reorganization will be shared between the Acquired Fund and Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3    In the event the transactions contemplated by this Agreement are not consummated, then the officers of the Acquired Fund and Acquiring Fund, or an affiliate, shall, based on the reasons for not consummating the transaction, agree on a reasonable allocation of expenses.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1    The Trust on behalf of the Acquiring Fund and the Acquired Fund has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before August 23, 2024 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of each of their Board of Trustees, may waive any condition to their respective obligations hereunder, except the conditions set forth in paragraphs 9.1 and 9.5.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of each Trust; provided, however, that following the meeting of the shareholders, if necessary, of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the receiving party in care of Virtus Fund Services, LLC, One Financial Plaza, Hartford, CT 06103, Attn: Counsel.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5    It is expressly agreed that the obligations of the respective parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of each such party personally, but shall bind only the property of the respective party, as provided in each Trust Instrument. The execution and delivery by such officers of the respective parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the each such party as provided in each Trust Instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer all as of the date first written above.

VIRTUS ASSET TRUST, on behalf of its series Virtus Seix U.S. Government Securities Ultra-Short Bond Fund

By:	/s/ W. Patrick Bradley
Name:	W. Patrick Bradley
Title:	Executive Vice President, Chief Financial Officer & Treasurer

VIRTUS ASSET TRUST, on behalf of its series Virtus Seix Ultra-Short Bond Fund

By:	/s/ Richard W. Smirl
Name:	Richard W. Smirl
Title:	Executive Vice President

SCHEDULE A

Acquired Fund	Acquiring Fund	Class Mapping for Reorganization
Virtus Seix Ultra-Short Bond Fund, a series of Virtus Asset Trust	Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, a series of Virtus Asset Trust

Class A Class I	Class A Class I Class R6	Class A to Class A Class I to Class I

EXHIBIT B — FINANCIAL HIGHLIGHTS

The tables below present financial information of the Acquired Fund and the Acquiring Fund. The tables are intended to help you understand each Fund’s financial performance for the past five years or since inception (if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).

This information for the fiscal periods ended December 31, 2022, 2021, 2020, 2019 and 2018 was audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, along with further detail on the Funds’ financial statements, is included in the Trust’s most recent Annual Report, which is available upon request. The information for the six months ended June 30, 2023 has not been audited.

The Acquiring Fund also offers Class R6 shares, which are not participating in the Reorganization since the Acquired Fund does not offer Class R6 shares. Therefore, the Acquiring Fund’s Class R6 shares are not included in the tables below.

VIRTUS ASSET TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Seix U.S. Government Securities Ultra-Short Bond Fund
Class A
1/1/23 to 6/30/23(6)	$9.75	0.18	0.02	0.20	(0.19)	—	—	(0.19)	—	0.01	$9.76	2.02%	$11,899	0.65%	0.70%	3.79%	3%
1/1/22 to 12/31/22	10.01	0.12	(0.26)	(0.14)	(0.12)	—	—	(0.12)	—	(0.26)	9.75	(1.39)	13,607	0.68	(7)(11)(12)	0.66	1.17	37
1/1/21 to 12/31/21	10.04	(0.01)	(0.02)	(0.03)	—	(14)	—	(14)	—	—	(14)	—	(0.03)	10.01	(0.29)	15,323	0.66	0.67	(0.07)	52
1/1/20 to 12/31/20	10.00	0.04	0.06	0.10	(0.06)	—	—	(0.06)	—	0.04	10.04	0.99	33,092	0.66	0.66	0.41	54
1/1/19 to 12/31/19	9.99	0.19	0.02	0.21	(0.20)	—	—	(0.20)	—	0.01	10.00	2.11	13,741	0.65	(11)	0.65	1.91	63
7/24/18 to 12/31/18(15)	10.00	0.09	(0.01)	0.08	(0.08)	(0.01)	—	(0.09)	—	(0.01)	9.99	0.79	5,497	0.63	(11)	0.63	2.10	28	(9)
Class I
1/1/23 to 6/30/23(6)	$9.75	0.20	0.01	0.21	(0.20)	—	—	(0.20)	—	0.01	$9.76	2.14%	$257,343	0.40%	0.54%	4.02%	3%
1/1/22 to 12/31/22	10.00	0.12	(0.23)	(0.11)	(0.14)	—	—	(0.14)	—	(0.25)	9.75	(1.05)	343,827	0.43	(7)	0.57	1.22	37
1/1/21 to 12/31/21	10.04	0.02	(0.03)	(0.01)	(0.02)	(0.01)	—	(0.03)	—	(0.04)	10.00	(0.13)	710,303	0.41	0.49	0.18	52
1/1/20 to 12/31/20	10.00	0.08	0.04	0.12	(0.08)	—	—	(0.08)	—	0.04	10.04	1.25	1,090,217	0.41	0.49	0.76	54
1/1/19 to 12/31/19	9.99	0.23	—	0.23	(0.22)	—	—	(0.22)	—	0.01	10.00	2.36	864,548	0.41	0.50	2.27	63
1/1/18 to 12/31/18	10.01	0.19	(0.01)	0.18	(0.19)	(0.01)	—	(0.20)	—	(0.02)	9.99	1.83	1,232,473	0.41	0.50	1.89	28

Seix Ultra-Short Bond Fund
Class A
1/1/23 to 6/30/23(6)	$9.67	0.19	0.09	0.28	(0.19)	—	—	(0.19)	—	0.09	$9.76	2.88%	$4,497	0.64%	0.94%	3.83%	27%
1/1/22 to 12/31/22	9.92	0.15	(0.24)	(0.09)	(0.16)	—	—	(0.16)	—	(14)	(0.25)	9.67	(0.94)	5,029	0.67	(7)	0.87	1.57	60
1/1/21 to 12/31/21	9.97	0.05	(0.05)	—	(0.05)	—	—	(0.05)	—	(0.05)	9.92	0.02	5,049	0.65	0.86	0.49	89
1/1/20 to 12/31/20	9.96	0.10	0.01	0.11	(0.10)	—	—	(0.10)	—	0.01	9.97	1.13	4,189	0.65	0.84	1.03	101
1/1/19 to 12/31/19	9.92	0.21	0.04	0.25	(0.21)	—	—	(0.21)	—	0.04	9.96	2.58	3,111	0.65	0.83	2.07	97
7/24/18 to 12/31/18(15)	9.97	0.11	(0.06)	0.05	(0.10)	—	—	(0.10)	—	(0.05)	9.92	0.48	1,698	0.65	0.84	2.46	112	(9)
Class I
1/1/23 to 6/30/23(6)	$9.67	0.19	0.09	0.28	(0.20)	—	—	(0.20)	—	0.08	$9.75	2.90%	$18,399	0.39%	0.73%	4.02%	27%
1/1/22 to 12/31/22	9.91	0.17	(0.23)	(0.06)	(0.18)	—	—	(0.18)	—	(14)	(0.24)	9.67	(0.59)	25,349	0.42	(7)	0.66	1.71	60
1/1/21 to 12/31/21	9.96	0.07	(0.04)	0.03	(0.08)	—	—	(0.08)	—	(0.05)	9.91	0.27	38,963	0.40	0.63	0.73	89
1/1/20 to 12/31/20	9.95	0.13	0.01	0.14	(0.13)	—	—	(0.13)	—	0.01	9.96	1.39	44,711	0.40	0.62	1.29	101
1/1/19 to 12/31/19	9.91	0.24	0.04	0.28	(0.24)	—	—	(0.24)	—	0.04	9.95	2.84	48,183	0.40	0.61	2.42	97
1/1/18 to 12/31/18	9.97	0.22	(0.06)	0.16	(0.22)	—	—	(0.22)	—	(0.06)	9.91	1.61	60,041	0.40	0.62	2.21	112

The footnote legend is at the end of the financial highlights.

VIRTUS ASSET TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Footnote Legend:

(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Unaudited.
(7)	Net expense ratio includes extraordinary proxy expenses.
(8)	Inception date.
(9)	Portfolio turnover is representative of the Fund for the entire period.
(10)

Ratio of total expenses excluding interest expense on borrowings for the six months ended June 30, 2023 were 0.93% (Class A), 1.51% (Class C), 0.61% (Class I) and 0.51% (Class R6), for the year ended December 31, 2022 were 0.96% (Class A), 1.54% (Class C), 0.64% (Class I) and 0.54% (Class R6), for the year ended December 31, 2021 were 0.93% (Class A), 1.52% (Class C), 0.62% (Class I) and 0.52% (Class R6) and the years ended December 31, 2020 and 2019 were 0.94% (Class A), 1.52% (Class C), 0.62% (Class I) and 0.52% (Class R6).

(11)	The share class is currently under its expense limitation.
(12)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(13)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(14)	Amount is less than $0.005 per share.
(15)	Class A commenced operations on July 24, 2018.

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

VIRTUS SEIX ULTRA-SHORT BOND FUND

a series of

Virtus Asset Trust

101 Munson Street

Greenfield, MA 01301-9683

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

a series of

Virtus Asset Trust

101 Munson Street

Greenfield, MA 01301-9683

(800) 243-1574

This Statement of Additional Information, dated January 29, 2024, relating specifically to the proposed transfer of the assets and liabilities of Virtus Seix Ultra-Short Bond Fund (the “Acquired Fund”), a series of Virtus Asset Trust (the “Trust”), to Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (the “Acquiring Fund”), a separate series of the Trust, in exchange for Class A and Class I shares of beneficial interest, no par value, of the Acquiring Fund (to be issued to holders of shares of the Acquired Fund) (the “Reorganization”), consists of the information set forth below pertaining to the Acquired Fund and the Acquiring Fund and the following described documents, each of which is incorporated by reference herein:

(1)	the Statement of Additional Information of the Trust relating to the Acquired Fund and the Acquiring Fund, dated April 28, 2023, as supplemented;

(2)	Annual Report of the Trust relating to the Acquired Fund and the Acquiring Fund for the year ended December 31, 2022; and

(3)	Semi-Annual Report of the Trust relating to the Acquired Fund and the Acquiring Fund for the period ended June 30, 2023.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of the Acquired Fund and the Acquiring Fund dated January 29, 2024. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the sub-section entitled “How do the Funds’ fees and expenses compare?” of the Prospectus/Information Statement.

Certain assets currently held by the Acquired Fund cannot be transferred to the Acquiring Fund because the assets do not align with the Acquiring Fund’s principal investment strategies. See “How do the Funds’ investment objectives and principal investment strategies compare?” in the Prospectus/Information Statement. Based on the Acquired Fund’s holdings as of September 30, 2023, the Acquired Fund expects to sell approximately 77% of its portfolio in connection with the Reorganization. The resulting proceeds will be invested in accordance with the Acquiring Fund’s principal investment strategies. Based on the portfolio as of September 30, 2023, the

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repositioning is expected to result in the realization of a net capital loss. The costs associated with repositioning the Acquired Fund’s portfolio are estimated to be approximately $24,000, or 13 basis points, as of December 21, 2023. Capital loss carryforwards available to the Acquired Fund and Acquiring Fund will be used to offset capital gains realized, if any, on the sale of Acquired Fund securities to the extent permitted by the Internal Revenue Code of 1986, as amended.

A schedule of investments of the Acquired Fund as of September 30, 2023 is included below and is annotated to reflect the anticipated sale of a portion of the Acquired Fund’s portfolio holdings in connection with the Reorganization. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolio in connection with the Reorganization and/or to the Acquiring Fund’s portfolio following the Reorganization.

Schedule of Investments

Acquired Fund

	Security Type	Description	Description 1	Coupon	Maturity Date	Current Shares	Post Reorganization Shares	Current Market Value	Post Reorganization Market Value
Long-Term Investment	Asset-Backed Securities	Capital One Multi-Asset Execution Trust	2005-B3, B3	6.120000	15-May-28	750,000	0	742,822.80	0.00
	Asset-Backed Securities	CARDS II Trust	2021-1A, A	0.602000	15-Apr-27	400,000	0	388,622.16	0.00
	Asset-Backed Securities	Citibank Credit Card Issuance Trust	2017-A6, A6	6.218000	14-May-29	730,000	0	733,175.28	0.00
	Asset-Backed Securities	Discover Card Execution Note Trust	2017-A5, A5	6.047000	15-Dec-26	300,000	0	300,232.53	0.00
	Asset-Backed Securities	Goal Capital Funding Trust	2010-1, A	6.353000	25-Aug-48	393,344	0	390,488.47	0.00
	Asset-Backed Securities	SLM Student Loan Trust	2005-7, A4	5.466000	25-Oct-29	126,922	0	126,751.71	0.00
	Corporate Bonds and Notes	AT&T, Inc.		5.539000	20-Feb-26	474,000	0	470,166.33	0.00
	Corporate Bonds and Notes	Verizon Communications, Inc.		5.845000	22-Mar-24	430,000	0	430,257.97	0.00
	Corporate Bonds and Notes	Warnermedia Holdings, Inc.		7.124000	15-Mar-24	443,000	0	445,156.40	0.00
	Corporate Bonds and Notes	General Motors Financial Co., Inc.		5.400000	06-Apr-26	139,000	0	136,124.00	0.00
	Corporate Bonds and Notes	Hyatt Hotels Corp.		1.800000	01-Oct-24	400,000	0	383,738.98	0.00
	Corporate Bonds and Notes	PepsiCo, Inc.		3.600000	01-Mar-24	500,000	0	496,017.94	0.00
	Corporate Bonds and Notes	Philip Morris International, Inc.		4.875000	13-Feb-26	330,000	0	324,582.23	0.00
	Corporate Bonds and Notes	Continental Resources, Inc.		2.268000	15-Nov-26	541,000	0	479,298.06	0.00
	Corporate Bonds and Notes	HF Sinclair Corp.		2.625000	01-Oct-23	454,000	0	454,000.00	0.00
	Corporate Bonds and Notes	Williams Cos., Inc. (The)		4.300000	04-Mar-24	480,000	0	476,364.80	0.00
	Corporate Bonds and Notes	AerCap Ireland Capital DAC		1.650000	29-Oct-24	505,000	0	480,376.74	0.00
	Corporate Bonds and Notes	ANZ New Zealand Int’l Ltd.		5.942000	18-Feb-25	475,000	0	474,436.55	0.00
	Corporate Bonds and Notes	Banco Santander S.A.		6.582000	24-May-24	400,000	0	401,837.08	0.00
	Corporate Bonds and Notes	Barclays plc		1.007000	10-Dec-24	495,000	0	489,610.43	0.00
	Corporate Bonds and Notes	Charles Schwab Corp. (The)		0.900000	11-Mar-26	230,000	0	203,880.54	0.00
	Corporate Bonds and Notes	Daimler Truck Finance North America LLC		6.094000	13-Dec-24	450,000	0	449,338.88	0.00
	Corporate Bonds and Notes	Goldman Sachs Group, Inc. (The)		5.844000	10-Sep-24	471,000	0	470,059.54	0.00
	Corporate Bonds and Notes	Hyundai Capital America		1.000000	17-Sep-24	500,000	0	476,318.61	0.00
	Corporate Bonds and Notes	Morgan Stanley		0.791000	22-Jan-25	525,000	0	514,836.02	0.00
	Corporate Bonds and Notes	UBS AG		0.700000	09-Aug-24	500,000	0	477,874.51	0.00
	Corporate Bonds and Notes	United Airlines Pass-Through-Trust	2020-1, B	4.875000	15-Jul-27	669,128	0	647,763.93	0.00
	Corporate Bonds and Notes	AbbVie, Inc.		3.850000	15-Jun-24	250,000	0	246,316.63	0.00
	Corporate Bonds and Notes	Amgen, Inc.		5.507000	02-Mar-26	228,000	0	226,623.80	0.00
	Corporate Bonds and Notes	Veralto Corp.		5.500000	18-Sep-26	66,000	0	65,698.03	0.00
	Corporate Bonds and Notes	Pacific Gas & Electric Co.		3.250000	16-Feb-24	324,000	0	320,208.51	0.00
	Mortgage-Backed Securities	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	KBF1, A	5.816000	25-Jul-24	245,951	245,951	245,483.61	245,483.61

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	Security Type	Description	Description 1	Coupon	Maturity Date	Current Shares	Post Reorganization Shares	Current Market Value	Post Reorganization Market Value
	Mortgage-Backed Securities	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	KF68, A	5.916000	25-Jul-26	1,363,497	1,363,497	1,362,675.47	1,362,675.47
	Mortgage-Backed Securities	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	KLU2, AFL	6.046000	25-Jun-28	270,916	270,916	271,081.99	271,081.99
	Mortgage-Backed Securities	Federal National Mortgage Association	2014-M2, A2	3.513000	25-Dec-23	218,238	218,238	216,875.33	216,875.33
	Mortgage-Backed Securities	Federal National Mortgage Association	2015-M6, FA	5.729000	25-Jan-26	967,422	967,422	962,022.05	962,022.05
	Mortgage-Backed Securities	Federal National Mortgage Association	Pool#BL0422	5.796000	01-Nov-23	318,000	318,000	316,705.63	316,705.63
	Mortgage-Backed Securities	Small Business Administration	Pool#510273	5.750000	25-Nov-28	436,727	436,727	438,796.93	438,796.93
	Mortgage-Backed Securities	BWAY Mortgage Trust	2013-1515, A1	2.809000	10-Mar-33	523,021	0	502,811.43
	Mortgage-Backed Securities	Cold Storage Trust	2020-ICE5, A	6.347000	15-Nov-37	491,495	0	486,550.67
	Mortgage-Backed Securities	One New York Plaza Trust	2020-1NYP, A	6.397000	15-Jan-36	500,000	0	475,000.00
	Mortgage-Backed Securities	Wells Fargo Commercial Mortgage Trust	2021-SAVE, A	6.597000	15-Feb-40	372,220	0	355,430.85
	Mortgage-Backed Securities	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	KF33	5.83	25-Jun-27	0	4,974,000		4,964,673.75
	Mortgage-Backed Securities	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	KF59	5.97	25-Feb-29	0	5,058,000		4,741,875.00

Total Long-Term Investments						18,686,881	13,852,752	$18,356,413.42	$13,520,189.76

	Commercial Paper	AutoNation, Inc.		5.853000	02-Oct-23	500,000	0	499,761.84	0.00
	Commercial Paper	Jabil, Inc.		6.033000	02-Oct-23	500,000	0	499,745.17	0.00
	U.S. Government Securities	U.S. Treasury Bill		0.000000	02-Jan-24	950,000	950,000	937,135.20	937,135.20
	U.S. Government Securities	U.S. Treasury Bill			02-May-24	0	5,983,769		5,835,730.67

Total Short-term Investments						1,950,000	6,933,769	$1,936,642.21	$6,772,865.87

Other Assets and Liabilities								$1,082,000	$1,082,000

Total Net Assets						0	0	$21,375,055.63	$21,375,055.63
Exchange-traded Futures contracts as of September 30, 2023 - in thousands						Current	Post Merger	Current	Post Reorganization	Current	Post Reorganization	Current	Post Reorganization
						Contracts	Contracts	Notional	Notional	Value/ Unrealized Appreciation	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Value/ Unrealized Depreciation
	Futures Contracts	2 Year U.S. Treasury Note Future		0.000000	01-Dec-23	-1	-1	-203.00	-203.00	1	1
	Futures Contracts	5 Year U.S. Treasury Note Future				-3	-3	-316.00	-316.00	2	2

										$3	$3

The Acquiring Fund will be the surviving fund for accounting purposes. There are no material differences in accounting policies of the Acquiring Fund as compared to those of the Acquired Fund.

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